SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2004

          CARNIVAL CORPORATION                                   CARNIVAL PLC
       (Exact name of registrant                          (Exact name of registrant
      as specified in its charter)                       as specified in its charter)

           REPUBLIC OF PANAMA                                 ENGLAND AND WALES
      (State or other jurisdiction                       (State or other jurisdiction
            of incorporation)                                 of incorporation)

                 1-9610                                            1-15136
        (Commission File Number)                           (Commission File Number)

               59-1562976                                            NONE
            (I.R.S. Employer                                   (I.R.S. Employer
           Identification No.)                               Identification No.)

         3655 N.W. 87TH AVENUE,                                 CARNIVAL HOUSE
       MIAMI, FLORIDA 33178-2428                              5 GAINSFORD STREET
 (Address of principal executive offices)                   LONDON SE1 2NE, ENGLAND
                                                    (Address of principal executive offices)

          (305) 599-2600 011                                    44 20 7805 1200
     (Registrant's telephone number,                    (Registrant's telephone number,
          including area code)                                including area code)

Item 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On July 19, 2004, Carnival Corporation & plc issued a press release announcing the appointment of Richard J. Glasier to its boards of directors. The press release announcing the appointment is attached as Exhibit 99.1 to this report and is incorporated in this item by reference.

                                   Signatures


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


CARNIVAL CORPORATION                                    CARNIVAL PLC



By: /s/ Gerald R. Cahill                                By: /s/ Gerald R. Cahill
    ----------------------------------                      ----------------------------------
    Name:  Gerald R. Cahill                                 Name:  Gerald R. Cahill
    Title: Senior Vice President                            Title: Senior Vice President
           Finance and Chief Financial                             Finance and Chief Financial
           and Accounting Officer                                  and Accounting Officer


Date:  July 22, 2004                                    Date:  July 22, 2004

                                  Exhibit List


EXHIBIT                DESCRIPTION
-------                -----------

99.1                   Press Release of Carnival Corporation & plc dated
                       July 19, 2004.